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[KPMG LOGO]                                                         Exhibit 23.1


              CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS


The Board of Directors
Swift Transportation Co., Inc:

We consent to the use of our reports incorporated by reference herein.


/s/ KPMG LLP


Phoenix, Arizona
July 28, 2004